ANCHOR PATHWAY FUND
Supplement to the Statement of Additional Information
dated May 1, 2002

In the section entitled "PRICE OF SHARES" the first sentence in the second paragraph on page 44 is deleted in its entirety and replaced with the following, effective April 15, 2003:

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

Dated: April 23, 2003